Exhibit 10.1

Confidential

Execution

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS
DOCUMENT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE
REGISTRANT TREATS AS PRIVATE AND HAS BEEN MARKED WITH “[***]” TO
INDICATE WHERE OMISSIONS HAVE BEEN MADE.

CARBON DIOXIDE REMOVAL SALES AGREEMENT

between

NET-ZERO RICHARDTON, LLC

as Seller

and

BIORECRO NORTH AMERICA, LLC

as Buyer

Dated as of September 18, 2025

CARBON DIOXIDE REMOVAL SALES AGREEMENT

This Carbon Dioxide Removal Sales Agreement (this “Agreement”) is made and entered into as of September 18, 2025 (the “Effective Date”), by and between Net-Zero Richardton, LLC, a limited liability company organized under the laws of Delaware (“Seller”), and Biorecro North America, LLC, a limited liability company organized under the laws of Delaware (“Buyer”). Seller and Buyer are each referred to as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Seller has the right to voluntary carbon credits arising from the carbon dioxide removal project in Richardton, North Dakota certified by Puro.earth under ID 353054 (https://registry.puro.earth/projects/353054);

WHEREAS, Seller, a direct wholly-owned subsidiary of Net-Zero North HoldCo, LLC, and an Affiliate of Gevo, Inc., owns and operates an ethanol production facility in Richardton, North Dakota which generates biogenic carbon dioxide;

WHEREAS, Richardton CCS, LLC, a direct wholly-owned subsidiary of Net-Zero North HoldCo, LLC, and an Affiliate of Gevo, Inc., owns and operates the carbon capture, compression, and flowline infrastructure, and leases pore space for the permanent geological sequestration of biogenic carbon dioxide in the Broom Creek reservoir;

WHEREAS, Richardton CCS, LLC captures, compresses and sequesters the biogenic carbon dioxide generated by Seller in the production of ethanol;

WHEREAS, Seller and Richardton CCS, LLC have agreed that Seller shall own and have title to all voluntary carbon dioxide credits generated in connection with the production of carbon dioxide in the ethanol production process and the capture, compression, transportation and sequestration of such biogenic carbon dioxide; and

WHEREAS, Buyer, wholly-owned by Biorecro AB, an aktiebolag organized under the laws of Sweden, desires to purchase and market CDRs (as defined below) from the Project (as defined below) on the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the Parties agree as follows:

Article I.          Definitions

Section 1.01     Defined Terms. Capitalized terms in this Agreement shall have the meanings set forth below or as otherwise defined herein.

“Affiliate” shall mean, with respect to any person, any other person which directly or indirectly controls, is controlled by or is under common control with such person. As used in this definition, “control” (including, its correlative meaning “controlled by” and “under common control with”) means the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise).

“Agreement” shall have the meaning given to such term in the Preamble.

“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banks are required or authorized to be closed in New York, New York, United States of America.

“CDR” shall mean a carbon dioxide removal credit, which credit shall equal one (1) metric ton (1,000 kilograms) of permanently, geologically sequestered biogenic carbon dioxide.

“Collaboration Ramp-Up Period” shall mean the following calendar quarters:

(a)	July 1 to September 30, 2025;

(b)	October 1 to December 31, 2025;

(c)	January 1 to March 31, 2026;

(d)	April 1 to June 30, 2026;

(e)	July 1 to September 30, 2026;

(f)	October 1 to December 31, 2026;

(g)	January 1 to March 31, 2027;

(h)	April 1 to June 30, 2027;

(i)	July 1 to September 30, 2027;

(j)	October 1 to December 31, 2027; and

(k)	January 1 to March 31, 2028.

“Confidential Information” shall mean any and all factual data, documents, or tangible or intangible materials, disclosed by either Party or its Affiliates or Representatives, whether orally, in writing, electronically, or by any other means, in connection with the transactions contemplated by this Agreement or related to the Project. Confidential Information includes, but is not limited to, financial statements, business plans, marketing strategies, customer lists, technical specifications, trade secrets, ability, and any other information confidential in nature or related to the Project. Notwithstanding the foregoing, “Confidential Information” shall not include information which (a) becomes generally available to the public other than as a result of a disclosure by the Receiving Party or its Representatives in violation of this Agreement, (b) was available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or its Representatives prior to receipt in accordance with this Agreement, provided that such information is not known by Receiving Party to be subject to another confidentiality agreement with or other obligation of secrecy to the Receiving Party, (c) becomes available to Receiving Party on a non-confidential basis from sources other than Disclosing Party or its Representatives, provided that such source is not known by the Receiving Party or its Representatives to be prohibited from transmitting the information to the Receiving Party by a contractual, legal or fiduciary obligation, or (d) has been, or hereafter is, independently acquired or developed by Receiving Party without violation of any of the Receiving Party’s obligations under this Agreement.

“Contract Quantity” shall have the meaning given to such term in Section 3.01.

“CPI-U” shall mean the Consumer Price Index for All Urban Consumers, specifically the U.S. City Average, as published and defined by the U.S. Bureau of Labor Statistics (or any successor index or agency).

“Creditworthy” means, with respect to any person acquiring CDRs purchased by Buyer under this Agreement, that such person, at the time of evaluation, (a) has a minimum long-term issuer credit rating of BBB- or higher from Standard & Poor’s or Baa3 or higher from Moody’s (or an equivalent rating from another internationally recognized statistical rating organization), or (b) if unrated, has demonstrated, to the reasonable satisfaction of the Seller, financial strength, liquidity, and a consistent payment history that collectively indicate a low risk of default on payment obligations.

“Defaulting Party” shall have the meaning given to such term in Section 13.01.

“Disclosing Party” shall have the meaning given to such term in Section 17.01.

“Effective Date” shall have the meaning given to such term in the Preamble.

“Event of Default” shall have the meaning given to such term in Section 13.01.

“Extension Conditions” means, in respect of an Extension Notice, evidence that: [***]

“Extension Notice” means the notice in the form of Exhibit B.

“Financeable” means, with respect to any transaction or deal structure, that such transaction or deal structure is reasonably capable of being accepted for funding or investment by a recognized source of capital, including but not limited to commercial banks, multilateral or development finance institutions, infrastructure or climate-focused funds, or other institutional investors that provide debt or equity based on customary risk assessment and underwriting standards, taking into account the creditworthiness of the counterparties, the reliability of projected cash flows, and the enforceability of underlying agreements.

“Force Majeure” shall have the meaning given to such term in Section 15.01.

“Initial Term” shall have the meaning given to such term in Section 2.01.

“Non-Defaulting Party” shall have the meaning given to such term in Section 13.01.

“Notice of Intent to Terminate” shall have the meaning given to such term in Section 13.02(a).

“Notice of Termination” shall have the meaning given to such term in Section 13.02(c).

“Option CDRs” shall have the meaning given to such term in Section 3.02(b).

“Option Limits” shall mean (a) up to [***] in each calendar year, and (b) in respect of any calendar quarter in a calendar year, up to [***] in such calendar quarter; provided that, any portion of the quarterly amount not exercised in a given calendar quarter shall permanently expire and shall not be available in subsequent quarters of the same calendar year.

“Option Notice” means the notice in the form of Exhibit C.

“Option Price” shall mean, in respect of CDRs subject to an Option Notice, the then applicable Quarterly Price plus, for the period up until June 30, 2028, [***].

“Option Quantity” shall have the meaning given to such term in Section 3.02(b).

“Quarterly Price” means, in respect of CDRs subject to an Option Notice, the Unit Price applicable to CDRs during the calendar quarter during which Seller shall deliver the CDRs subject to the Option Notice, as such Unit Price is set forth in Exhibit A, as adjusted in accordance with Section 4.02.

“Project” shall mean the existing ethanol production and the existing one-hundred and eighty thousand (180,000) tons per year carbon dioxide capture and underground sequestration facilities in Richardton, North Dakota existing as of the Effective Date, as certified by Puro.earth under ID 353054 (https://registry.puro.earth/projects/353054).

“Project CDR” or “CDR from the Project” shall mean CDRs generated from the Project, issued as “CORCs” (CO2 Removal Credits) under the Puro.Earth Geologically Stored Carbon methodology for certification of carbon credits as Project ID 353054. Project CDRs are defined by the storage of biogenic CO2 in the onsite Class VI well at the Project.

“Receiving Party” shall have the meaning given to such term in Section 17.01.

“Registry” shall mean the Puro registry maintained by Puro.earth Oy organized under the laws of Finland.

“Registry Account” shall mean the account or sub-account maintained by a Party with the Registry (or any successor registry) through which CDRs are issued, held, transferred, or retired in accordance with the applicable rules and procedures of such registry.

“Representative” shall have the meaning given to such term in Section 17.01.

“Suspension Notice” shall have the meaning given to such term in Section 7.04(a).

“Uncommitted CDR Inventory” shall have the meaning given to such term in Section 3.01(b).

“Unit Price” shall have the meaning given to such term in Section 4.01.

Section 1.02     Interpretation. Headings in this Agreement are for convenience only and shall not affect its interpretation. Unless the context requires otherwise, (a) words in the singular include the plural and vice versa, (b) references to any gender include all genders, (c) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation,” (d) references to “Sections,” “Exhibits,” or “Appendices” are to sections of, or exhibits or appendices to, this Agreement, and (e) references to any agreement, law, or regulation shall be deemed to include any amendments, modifications, or successors thereto. The Parties agree that this Agreement shall not be construed against either Party as the drafter.

Article II.         Term

Section 2.01     Initial Term. Subject to Section 2.02 or otherwise terminated in accordance with this Agreement, the Agreement shall have a term commencing on the Effective Date and ending on December 31, 2030 (the “Initial Term”).

Section 2.02     Extended Term.

(a)	Buyer may, subject to this Section 2.02 and in respect of a specified person acquiring CDRs from Buyer after the Initial Term, extend the Initial Term for up to an additional ten (10) years (the “Extended Term”) upon (i) delivery of an Extension Notice to Seller, (ii) satisfaction of the Extension Conditions, and (iii) receipt of the Seller’s consent to Buyer’s satisfaction of the Extension Conditions; provided, however, that the Extended Term shall only apply to the person identified in the Extension Notice, for the time period identified in the Extension Notice, and for the quantity of CDRs identified in the Extension Notice.

(b)	Buyer may deliver one or more Extension Notices in respect of one or more persons acquiring CDRs from Buyer and for any number of calendar quarters or calendar years; provided that, in no case shall the Extended Term be greater than ten (10) years or forty (40) calendar quarters.

(c)	Seller and Buyer shall meet in person or via videoconference to discuss the Extension Notice no later than ten (10) Business Days after Seller’s receipt of the Extension Notice. Seller shall notify Buyer whether it consents to Buyer’s satisfaction of the Extension Conditions no later than ten (10) Business Days after such meeting.

Article III.       Contract Quantity and Option CDRs

Section 3.01     Contract Quantity.

(a)	For each calendar quarter set forth in Appendix A, Seller shall sell and deliver to Buyer, and Buyer shall buy and take delivery from Seller, the minimum contract quantity of CDRs identified in such calendar quarter (such applicable quantity of CDRs, the “Contract Quantity”).

(b)	During the Collaboration Ramp-Up Period, Seller shall, on a quarterly basis, notify Buyer of its projected inventory of uncommitted CDRs for each calendar quarter remaining in excess of the Contract Quantity in the Collaboration Ramp-Up Period (for each such quarterly inventory, the “Uncommitted CDR Inventory”). Seller’s projection of Uncommitted CDR Inventory for each calendar quarter in the Collaboration Ramp-Up Period may increase or decrease between each of Seller’s quarterly notices. Buyer may, in respect of any calendar quarter during the Collaboration Ramp-Up Period, request, by written notice to Seller, that the Seller deliver, in respect of such identified calendar quarter, up to the Uncommitted CDR Inventory for such calendar quarter, provided, however, that such amount shall not, unless otherwise agreed by Seller, exceed [***] during the applicable calendar quarter. Buyer shall make such request to Seller no later than the first (1st) Business Day of the calendar quarter two (2) quarters immediately preceding the calendar quarter for requested delivery of the CDRs, provided that, in respect of October 1, 2025 to December 31, 2025, Buyer shall make such request by September 30, 2025, and in respect of January 1, 2026 to March 31, 2026, Buyer shall make such request by October 15, 2025, and, in respect of April 1, 2026 to June 30, 2026, Buyer shall make such request by November 15, 2025. Subject to the limitations above, Seller shall deliver the additional CDRs requested by Buyer above. Any additional CDRs to be delivered by Seller during the Collaboration Ramp-Up Period shall be included as the Contract Quantity for such calendar quarter.

Section 3.02     Option CDRs.

(a)	Subject to the Option Limits, Buyer may, upon delivery of an Option Notice to Seller, request the right to purchase such number of CDRs set forth in the Option Notice, in the calendar quarter set forth in such Option Notice, at the Option Price. Seller shall accept or reject Buyer’s Option Notice within ten (10) Business Days’ of receipt of such notice.

(b)	Any CDRs set forth in the Option Notice and accepted by Seller shall be “Option CDRs” and the number of CDRs accepted by Seller shall be the “Option Quantity”. The sale and purchase of such Option CDRs shall be governed by this Agreement.

Article IV.       Unit Price

Section 4.01     Unit Price. The unit price for each CDR during each calendar quarter of the Initial Term and the Extension Term (if any) shall be as provided in Exhibit A (such unit price, the “Unit Price”).

Section 4.02     Adjustments to Unit Price.

(a)	During the Extension Term (if any), the Unit Price shall be subject to an annual adjustment based on changes in the CPI-U. Specifically, beginning in calendar year 2031 and for each year thereafter during the Extension Term.

(b)	[***]

(c)	If CPI-U is not available for any year, the CPI-U for the immediately preceding year shall be used as the basis for adjustment.

Article V.        Seller and Buyer Performance.

Section 5.01     Seller’s Failure to Deliver.

(a)	If Seller fails to deliver the Contract Quantity or Option Quantity or any portion thereof in accordance with this Agreement (other than due to Force Majeure, the Seller’s exercise of its right of suspension in Section 7.04, or Buyer’s default), and such failure is not remedied within five (5) Business Days of written notice from Buyer, then Seller shall, at Buyer’s option:

(i)	use commercially reasonable efforts to cure the deficiency as promptly as practicable; or

(ii)	pay to Buyer, as damages and not as a penalty, an amount equal to the difference, if any, between (A) the price Buyer paid to procure equivalent carbon dioxide removal credits from a third party, if available, or otherwise all direct and documented damages and penalties payable by the Buyer to third parties as a direct result of such non-delivery by Seller (including any reasonable costs and expenses incurred by Buyer in connection therewith) and (B) the applicable Unit Price (or Option Price, if relevant) for such carbon dioxide removal credits.

(b)	Seller’s total aggregate liability to Buyer under Section 5.01(a) shall not exceed [***].

(c)	Buyer shall use commercially reasonable efforts to mitigate any such damages.

Section 5.02     Buyer’s Failure to Take Delivery.

(a)	If Buyer fails to accept and pay for any Contract Quantity or Option Quantity duly delivered in accordance with this Agreement (other than due to Force Majeure or Seller’s default), and such failure is not remedied within five (5) Business Days of written notice from Seller, then Buyer shall:

(i)	remain liable to Seller for the full applicable Unit Price (or Option Price) for the CDRs less the proceeds received by Seller in the sale of such CDRs to a third party (if any); and

(ii)	reimburse Seller for any reasonable storage, holding, re-transfer and third-party re-sale costs incurred due to Buyer’s failure to accept delivery.

(b)	Seller shall use commercially reasonable efforts to mitigate any such damages, including by the sale of the CDRs to a third party on commercially reasonable terms.

Section 5.03     Exclusive Monetary Remedy. Except as otherwise provided in this Agreement, the remedies set forth in this Section shall be the exclusive monetary remedies for failure to deliver or failure to accept delivery of CDRs under this Agreement, and shall be subject to the limitations set forth in Article XIV.

Article VI.       CDR Supply; Delivery; Title Transfer; Retirement

Section 6.01     CDR Supply.

(a)	Seller shall deliver Project CDRs to Buyer.

(b)	Seller and Buyer may agree that Seller may supply the Contract Quantity or Option Quantity from any other Class VI carbon dioxide sequestration facilities in the United States of America. Seller and Buyer intend that any such supply from other Class VI carbon dioxide sequestration facilities shall be of similar quality and certification. Seller shall provide Buyer with such information in respect of such other Class VI carbon dioxide sequestration facilities in the United States of America prior to physically supplying the credits as Buyer may reasonably require.

Section 6.02     Delivery.

(a)	Seller shall, in respect of each calendar quarter during the Initial Term and the Extension Term (if applicable), deliver the Contract Quantity for such calendar quarter on the first (1st) Business Day of such calendar quarter unless otherwise agreed, with the Contract Quantity representing CDRs geologically sequestered in the calendar quarter three (3) quarters immediately preceding the calendar quarter for delivery of the Contract Quantity.

(b)	Seller shall deliver Option CDRs in respect of a calendar quarter (if any) concurrently with the delivery of the Contract Quantity for such calendar quarter as provided in (a) above.

Section 6.03     Title Transfer. Seller shall transfer title to the Contract Quantity and the Option Quantity, free and clear of all liens and other encumbrances, into Buyer’s Registry Account(s) under applicable standards.

Section 6.04     Retirement. Buyer shall be solely responsible for the retirement of CDRs purchased under this Agreement. Buyer may retire the CDRs at its discretion and shall comply with all applicable registry rules and requirements governing retirement. Nothing in this Agreement shall be construed to entitle or allow Seller to retire any CDRs on behalf of Buyer or any other person that acquires CDRs from Buyer.

Article VII.      Invoicing; Payment; Suspension.

Section 7.01     Invoicing. In respect of each delivery under Section 6.02, Seller shall submit an invoice to Buyer [***]. The form of invoice shall include, at a minimum, the following details: (a) Contract Quantity and Option Quantity delivered by Seller, (b) the applicable Unit Price and Option Price, (c) the aggregate amount payable by Buyer in respect of the Contract Quantity and Option Quantity, (d) the payment date, and (e) the bank account details of Seller including any applicable IBAN, BIC and routing number to which Buyer shall make payment.

Section 7.02     Payment. Buyer shall pay Seller, in immediately available United States dollars and to an account nominated by Seller from time to time, the full amount of the invoice no later than the fifteenth (15th) calendar day of the last month of each calendar quarter. Buyer may contest an invoice by notifying Seller within a period of thirty (30) days after the receipt of the invoice. The Parties shall meet in person or via video conference to resolve any dispute in respect of an invoice within thirty (30) days from the date of Buyer’s notice. Either Party may submit the dispute to resolution in accordance with Section 19.02. Any necessary correction and consequent adjustments to an invoice shall be made eight (8) Business Days from the date of agreement or resolution.

Section 7.03     Late Payment. Any payment due under this Agreement that is not paid when due shall accrue interest from the due date until the date of actual payment, at a rate equal to the lesser of (a) ten percent (10%) per annum, or (b) the maximum rate permitted under applicable law. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

Section 7.04     Suspension.

(a)	Seller may, upon written notice to Buyer, suspend all or any portion of deliveries of CDRs under this Agreement at any time that Buyer fails to pay Seller the full amount due and payable in accordance with Section 7.02 (such notice, the “Suspension Notice”).

(b)	Notwithstanding any subsequent payment by Buyer of such amount due, Seller may, in its sole discretion and without any liability to Buyer, maintain such suspension of deliveries under this Agreement. During any period of suspension, Seller may sell all or any portion of CDRs in the relevant calendar quarter to any third party.

(c)	Either Party may, upon written notice to the other Party specifying the date of termination, terminate this Agreement if any suspension continues for one-hundred and eighty (180) days after the date on the Suspension Notice.

Article VIII.     Taxes.

Section 8.01     Seller Taxes. Seller shall be solely responsible for any taxes (including income, gross receipts, sales, value-added, or similar taxes) imposed on it in connection with the sale, delivery, transfer, or receipt of CDRs under this Agreement, including without limitation, any taxes imposed on or arising from the generation or sale of CDRs by Seller.

Section 8.02     Buyer Taxes. Buyer shall be solely responsible for any taxes (including income, gross receipts, sales, value-added, or similar taxes) imposed on it in connection with the sale, delivery, transfer, or receipt of CDRs under this Agreement, including without limitation, any taxes imposed on or arising from the purchase, resale or use of the CDRs by Buyer.

Section 8.03     Withholding and Gross-Up. If Buyer is required by applicable law to deduct or withhold any taxes from any payment due to Seller under this Agreement, then (a) Buyer shall deduct or withhold such taxes as required by law and pay them to the appropriate taxing authority, and (b) Buyer shall increase the amount payable to Seller so that, after such deduction or withholding, Seller receives an amount equal to the payment it would have received had no deduction or withholding been required.

Section 8.04     Cooperation. The Parties shall reasonably cooperate to minimize any applicable taxes, including providing tax residency certificates, exemption forms, or other documentation as may be reasonably requested by the other Party to establish exemption from or reduction of withholding taxes under applicable law or treaty.

Article IX.       Costs.

Section 9.01     Seller Costs. Seller shall be responsible to pay all fees, costs, and expenses incurred in connection with: (a) registration of the Project in the Registry; (b) any fees, costs, and expenses relating to the transfer of the Contract Quantity or Option Quantity or any part thereof into the Buyer’s Registry Account(s) or any other administration fees levied by the Registry in relation to the transfer of the Contract Quantity or Option Quantity; and (c) any the transferor fees.

Section 9.02     Buyer Costs. Buyer shall be responsible to pay all fees, costs, and expenses incurred by transferee relating to the transfer of the Contract Quantity or Option Quantity or any part thereof into the Buyer’s Registry Account(s) and any fees, costs, and expenses to retire the CDRs.

Section 9.03     Legal and Registry Costs. Each Party shall bear its own legal and Registry Account maintenance fees, costs, and expenses.

Article X.         Seller and Buyer Covenants.

Section 10.01   Reservation of CDRs. Seller covenants to Buyer that, during the Initial Term, it shall reserve the Contract Quantity from the Project for sale to Buyer.

Section 10.02   Maintenance of Registry Account and Project Eligibility. Seller shall maintain the Project’s registration and eligibility in the Registry throughout the Initial Term and the Extended Term and shall take all necessary actions to ensure the Project remains in good standing with the applicable certification standard. Seller shall not take or omit to take any action that would cause the Project to become ineligible to generate CDRs.

Section 10.03   Accurate and Complete Information. Seller shall ensure that all information relating to the Project and the CDRs provided to Buyer under this Agreement is, to Seller’s knowledge, accurate and complete in all material respects at the time provided. Seller shall promptly notify Buyer of any material changes to the Project that could affect the generation, certification, or transferability of CDRs.

Section 10.04   No Double Counting or Double Issuance. Seller covenants that the CDRs delivered to Buyer under this Agreement shall not be (a) sold, transferred, or delivered to any third party, or (b) used to satisfy any other obligation or compliance requirement. Seller shall not take any action that would cause the same CDR to be counted more than once or credited to more than one party.

Section 10.05   Buyer Maintenance of Registry Account. Buyer shall maintain its Registry Account with the Registry for any deliveries during the Initial Term and, if applicable, the Extended Term.

Article XI.       Customer Engagement.

Section 11.01     Right to Market CDRs. Seller grants Buyer the non-exclusive right to market and sell Project CDRs to any potential customers. Buyer shall have exclusive control over the [***] sales to any customers and Buyer shall not have an obligation to disclose [***] to Seller. Seller covenants to provide Buyer with such technical information in respect of the Project and the Project CDRs as reasonably requested by Buyer as part of Buyer’s marketing efforts and/or sales to potential customers.

Section 11.02   Updates.

Seller and Buyer shall meet in person or via video conference on the first (1st) Business Day of each calendar quarter (or such other mutually agreeable date) to review Seller’s and Buyer’s existing sales efforts.

Section 11.03   Anti-Poaching.

During the Initial Term, Seller shall not knowingly solicit, entice, or induce (a) any person with whom Buyer has entered into a binding agreement for the resale or retirement of CDRs sourced under this Agreement to terminate or breach their agreement with Buyer, or (b) any person that Buyer has notified Seller of the potential sale to such person of CDRs purchased under this Agreement, [***]

Article XII.      Representations and Warranties.

Section 12.01   Each Party represents and warrants to the other Party, as of the Effective Date, and upon the first date of the Extension Term, that:

(a)	it is a legal entity duly organized, validly existing and in good standing under the laws of its place of incorporation or organization and has all requisite power and authority to conduct its business as it is now being conducted and to execute, deliver and perform its obligations under this Agreement;

(b)	the execution, delivery and performance by it of this Agreement has been duly authorized by all necessary corporate action and it has been validly executed and delivered;

(c)	this Agreement constitutes a legal, valid and binding obligation of it enforceable in accordance with its terms;

(d)	all authorizations of any governmental authority and all filings or registrations with any governmental authority, necessary for the execution by it of this Agreement or for the validity or enforceability thereof or to make this Agreement admissible in evidence in the jurisdiction of its organization have been obtained;

(e)	it has received all third-party consents and authorizations required for the execution, delivery and performance of its obligations under this Agreement; and

(f)	there are no pending or threatened actions, suits, or proceedings against it, or to its knowledge, before any court, governmental authority, or arbitrator that would reasonably be expected to affect the legality, validity, or enforceability of this Agreement.

Article XIII.     Termination.

Section 13.01   Events of Default. Any one or more of the following events shall constitute an Event of Default by a Party (the “Defaulting Party”) and will give the non-defaulting- Party (the “Non-Defaulting Party”) the right to exercise the remedies specified in Section 13.02:

(a)	A Party fails to pay the other Party any undisputed amount pursuant to this Agreement after the same shall have become due and payable; or

(b)	A Party (i) files a petition or otherwise commences, or authorizes the commencement of, a proceeding or cause under any bankruptcy, insolvency, receivership or similar law for the protection of creditors, (ii) has such a petition filed or proceeding commenced against it, which remains undismissed for ninety (90) days, (iii) files an answer or pleading admitting or failing to contest the material allegations of any such petition, (iv) takes any action for its winding up, liquidation or dissolution, (v) is otherwise adjudged bankrupt or insolvent under any bankruptcy, insolvency, receivership or similar law for the protection of creditors, or (vi) consents to any of the actions described in the preceding clauses (i) through (v); or

(c)	A Party’s representation or warranty made in this Agreement proves to have been false in any material respect when made and the underlying facts are not corrected or cured so as to make such representation and warranty correct within thirty (30) days after written notice of such misleading or false representation or warranty from the other party (provided that, to the extent such inaccuracy is not reasonably capable of being remedied within the thirty (30) day remedy period specified above but is reasonably capable of being remedied, such Party will have such additional time as is reasonably necessary to remedy such inaccuracy, so long as such Party promptly commences and diligently pursues such remedy); or

(d)	A Party breaches any of the representations, warranties or covenants in Section 16.01.

Section 13.02     Termination.

(a)	The Non-Defaulting Party may, at its option, initiate termination of this Agreement by delivering a notice of its intent to terminate this Agreement (“Notice of Intent to Terminate”) to the Defaulting Party. The Notice of Intent to Terminate shall specify in reasonable detail the Event of Default giving rise to the Notice of Intent to Terminate.

(b)	Following the delivery of a Notice of Intent to Terminate, the Defaulting Party may continue to undertake efforts to cure the default, and if the default is cured at any time prior to the delivery of a Notice of Termination, then the Non-Defaulting Party shall have no right to terminate this Agreement in respect of such cured default.

(c)	Upon expiration of fifteen (15) days from the Notice of Intent to Terminate, unless the Event of Default giving rise to the Notice of Intent to Terminate shall have been remedied, the Non-Defaulting Party may terminate this Agreement by delivering a Notice (a “Notice of Termination”) to the Defaulting Party, provided that a Notice of Termination may be sent immediately (without any prior notice) in the event of any Event of Default occurring pursuant to Section 13.01(d).

(d)	Upon delivery of a Notice of Termination as provided in Section 13.02(c), this Agreement shall immediately and automatically terminate without the need for further notice or action by any Party.

Section 13.03     Continued Performance. Without prejudice to each Party’s rights at law or in equity with respect to termination of this Agreement, until such time as the Non-Defaulting Party terminates this Agreement in accordance with Section 13.02(c) or Seller exercises its right of suspension in accordance with Section 7.04 or the Parties otherwise agree to new or alternative payment terms in respect of a suspension, each of the Parties shall be required to continue performing its obligations hereunder as if no default has occurred.

Section 13.04     Effect of Termination. If this Agreement shall be terminated pursuant to Section 13.02, this Agreement shall cease to have force and effect, and there shall be no further liability or obligation on the part of Seller or Buyer, except that:

(a)	The provisions of Article XIV, Article XVII, and Section 19.03 shall continue to apply following such termination until the expiration of any related statute of limitations or similar period, if applicable;

(b)	Each Party shall continue to be liable for any breach by such Party of the terms of this Agreement occurring prior to such termination;

(c)	If Seller terminates the Agreement pursuant to Section 13.01(a), Buyer shall promptly, without any further notice or action by Seller, return to Seller’s Registry Account, all CDRs delivered by Seller and not paid for by Buyer remaining in Buyer’s Registry Account; and

(d)	Following the termination of this Agreement in accordance with Section 13.02, Seller shall be free immediately to enjoy all rights of ownership of the CDRs, and to sell, transfer, encumber or otherwise dispose of the same to any person without any restriction under this Agreement.

Article XIV.      Limitation of Liability.

NO PARTY SHALL BE LIABLE (WHETHER IN CONTRACT, TORT, STRICT LIABILITY, EQUITY OR OTHERWISE) TO ANY OTHER PARTY, EVEN IF SUCH DAMAGES WERE FORESEEABLE OR THE PARTY WAS ADVISED OF THE POSSIBILITY THEREOF, FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE, INCLUDING LOST PROFITS AND ANY OTHER DAMAGES WHICH CANNOT BE READILY ASCERTAINED AND QUANTIFIED.

Article XV.        Force Majeure.

Section 15.01     Definition of Force Majeure. “Force Majeure” or “an event of Force Majeure” means an event or condition that (i) is not attributable to fault or negligence of the affected Party or any person acting on behalf of or at the direction of the affected Party, (ii) is caused by factors beyond that Party’s reasonable control, and (iii) despite taking reasonable technical and commercial precautions and measures to prevent, avoid, mitigate or overcome such event or condition, the Party has been unable to prevent, avoid, mitigate or overcome such event or condition and such event or condition prevents, impedes or delays, in whole or in part, such affected party’s performance of any or all of its obligations under this Agreement. Force Majeure may include, to the extent satisfying the foregoing requirements, Acts of God, storm, war, riots, revolution, acts of terrorism, strikes, epidemics, or pandemics which prevent, impede or delay performance of the affected Party’s obligations hereunder directly or indirectly by affecting an indispensable third-person in performance of services affecting such Party’s obligations hereunder. Notwithstanding the foregoing, none of the following constitute Force Majeure or an event of Force Majeure: (i) Seller’s ability to sell or use, or Buyer’s ability to purchase, CDRs at a more advantageous price than is provided in this Agreement; (ii) Buyer’s inability to resell CDRs at a more advantageous price than is provided in this Agreement; (iii) economic hardship, including lack of money and any economic hardship of any third party customer of Buyer; (iv) any breakdown or malfunction of the Project not directly caused by an independent event of Force Majeure; (v) the imposition upon a Party of unforeseen costs or taxes; (vi) a delay or failure of Seller to obtain or perform any permit required for operation of the Project; or (vii) any change in market demand for voluntary carbon credits. In no event shall a business downturn or economic conditions constitute an event of Force Majeure.

Section 15.02     Suspension of Performance. If either Party is rendered wholly or in part unable to perform its obligations hereunder because of an event of Force Majeure, both Parties will be excused from the performance affected by the event of Force Majeure, provided that:

(a)	the Party affected by the event of Force Majeure shall, within five (5) Business Days after the occurrence of the event of Force Majeure, give the other Party written notice describing the particulars of the event and its best estimate of when it will no longer be affected by the Force Majeure; and

(b)	the suspension of performance will be of no greater scope and of no longer duration than is reasonably required to remedy or overcome the effect of the Force Majeure; and

(c)	the affected Party will use diligent efforts to remedy or overcome its inability to perform.

Section 15.03     Extended Force Majeure. When the affected Party has reason to believe that the Force Majeure event will prevent it from performing its obligations under this Agreement for one (1) month or longer, it shall prepare and submit a plan to the other party describing actions it will take to minimize the effect of the Force Majeure Event. The affected Party shall use reasonable efforts to undertake the actions described in the mitigation plan to minimize the effect of the Force Majeure Event. While such remedy plan is in effect, the affected Party shall provide (a) weekly status reports notifying the other party of the steps which have been taken to remedy the Force Majeure Event, and (b) the expected remaining duration of its inability to perform hereunder.

Section 15.04     Force Majeure Does Not Affect Other Obligations. No obligations of either Party that arose before the Force Majeure causing the suspension of performance or that arise after the cessation of the Force Majeure will be excused by the Force Majeure.

Section 15.05     Termination for Extended Force Majeure. Either Party may terminate this Agreement upon thirty (30) days prior written notice to the other Party if an event of Force Majeure continues for more than three hundred and sixty-five (365) days, whether consecutively, or in the aggregate in any twenty-four (24) month period.

Article XVI.      Anti-Corruption Compliance.

Section 16.01     Compliance.

(a)	Each Party represents, warrants, and covenants that, in connection with this Agreement and the transactions contemplated herein, it has not and shall not, directly or indirectly, offer, promise, authorize, give, request, or accept any bribe, undue advantage, or other improper payment or benefit to or from any person or entity, including any government official, to obtain or retain business or secure any improper advantage.

(b)	Each Party further agrees to comply with all applicable anti-corruption and anti-bribery laws, rules, and regulations, including without limitation: (i) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (ii) the U.K. Bribery Act 2010; (iii) the European Union’s anti-corruption framework and any applicable national legislation of European Union member states implementing EU anti-bribery directives; and (iv) any other similar laws in any jurisdiction relevant to the performance of this Agreement.

(c)	Each Party shall maintain policies and procedures reasonably designed to ensure compliance with such laws, and shall promptly notify the other Party in writing upon becoming aware of any breach or suspected breach of this clause. Each Party shall cooperate in good faith in any reasonable request for information or audit relating to compliance with this clause.

Article XVII.     Confidentiality.

Section 17.01     Confidential Information. Execution of this Agreement shall constitute each Party’s agreement (a) to hold the Confidential Information and all related enclosures, documents and information received from the Party that discloses Information (the “Disclosing Party”) to the other Party (the “Receiving Party”) in strictest confidence as and to the extent provided herein and not to disclose, transmit or discuss the same to or with any person, other than (i) the Receiving Party’s Affiliates and representatives, employees, agents, auditors, counsel, consultants and advisors (collectively, “Representatives”) who agree to hold the same in confidence subject to the provisions of this Agreement or who are otherwise subject to a duty to not disclose confidential information, (ii) in response to requests regarding the Confidential Information from governmental or regulatory authorities, or (iii) pursuant to a subpoena, court order, administrative summons and the like, or by the rules and regulations governing a stock exchange, provided that prompt notice to the Disclosing Party is given by the Receiving Party to the extent such notice is not prohibited by law, (b) in the event this Agreement is terminated, to promptly destroy or return the Confidential Information to the Disclosing Party, and (c) not to contact parties other than the Disclosing Party or its Representatives in reference to the Confidential Information. Notwithstanding the foregoing, a Receiving Party will be entitled to retain one copy of the Confidential Information for internal record keeping purposes and compliance with applicable professional standards and prudent corporate policies or for the purposes of defending or maintaining litigation or threatened litigation, subject to the continued application of the provisions of this Agreement and shall not be obligated to erase Confidential Information that is contained in an archived computer system made in accordance with the Receiving Party’s security and/or disaster recovery procedures on the understanding that any such retained Confidential Information shall remain subject to the continued application of the provisions of this Agreement. Buyer may use Seller-supplied Confidential Information in respect of the Project in connection with the marketing and sale of CDRs.

Article XVIII.    Notices.

Section 18.01     Any notice required or permitted under this Agreement shall be in writing and shall be deemed given when delivered personally, by courier, or by email with confirmation, addressed as follows:

If to Seller:

Net-Zero Richardton, LLC

345 Inverness Dr. South, Bldg. C, Suite 310

Englewood, CO 80112

Attention: Alex Clayton

Email: [***]

With copy to: [***]

If to Buyer:

Biorecro North America, LLC

c/o Biorecro AB

Birger Jarlsgatan 57C

SE-113 56 Stockholm

Sweden

Attention: Henrik Karlsson

Email: [***]

Each Party may change its address or other contact information for notices under this Agreement by giving ten (10) Business Days prior written notice to the other Party in accordance with the notice provisions set forth herein. Any such change shall be effective only upon receipt of such written notice by the other Party. Unless and until such written notice is received, notices shall continue to be sent to the existing address and contact set forth above.

Article XIX.      Governing Law; Disputes; Waiver of Jury

Section 19.01     Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to its conflict of laws principles.

Section 19.02     Disputes. The Parties agree that any dispute, controversy, or claim arising out of or relating to this Agreement, or the breach, termination, or validity thereof, shall be brought exclusively in the state or federal courts located in the Borough of Manhattan, New York, New York. Each Party irrevocably submits to the exclusive jurisdiction of such courts and waives any objection based on venue or forum non conveniens. Each Party further agrees that service of process in any such action may be affected by sending a copy thereof by certified mail (return receipt requested) or overnight courier to the address for notices set forth in this Agreement.

Section 19.03     Waiver of Jury. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THIS WAIVER, AND EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THIS WAIVER.

Article XX.        Miscellaneous.

Section 20.01     Press Releases. No Party may issue or make any public announcement, press release or statement regarding this Agreement unless, prior to the release of the public announcement, press release or statement, such Party provides the other Party with a copy of such announcement, press release or statement, and obtains the approval of the other Party, provided that, notwithstanding any failure to obtain such approval, no Party shall be prohibited from issuing or making any such public announcement, press release or statement if it is necessary to do so in order to comply with the applicable laws or rules of any governmental authority or stock exchange having jurisdiction over such Party.

Section 20.02     Costs and Expenses. Each Party shall bear the costs and expenses incurred by it in connection with the negotiation, preparation and execution of this Agreement and other documents referred to in it.

Section 20.03     No Partnership. Nothing in this Agreement shall be construed to create a partnership, joint venture, agency, fiduciary, or employment relationship between the Parties. Neither Party shall have authority to bind or obligate the other in any manner whatsoever. Each Party acts as an independent contractor in all respects under this Agreement.

Section 20.04     No Third Party Beneficiaries. Except for each Party and each of their respective permitted successors and assigns, there is no third-party beneficiary hereof and nothing in this Agreement (whether express or implied) will or is intended to confer any right (including employment or employee benefit right) or remedy under or by reason of this Agreement on any person.

Section 20.05     Assignment. Neither this Agreement nor any rights or obligations related to or arising hereunder, may be assigned or transferred by either Party to any other entity without the prior written consent (which shall not be unreasonably withheld or delayed) of the other Party. Notwithstanding the foregoing, Seller may collaterally assign this Agreement to its lenders or their respective agent as security for indebtedness incurred by Seller to such lenders and Seller may assign this Agreement to Richardton CCS, LLC.

Section 20.06     Amendments. This Agreement may not be amended except by a written instrument executed by both Parties.

Section 20.07     Waiver. No waiver of any term or condition of this Agreement shall be effective unless in writing and signed by the Party against whom enforcement is sought.

Section 20.08     Severability. If any provision is held to be invalid or unenforceable, the remaining provisions shall continue in full force.

Section 20.09     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. Signatures transmitted by electronic means shall have the same effect as an original signature.

Section 20.10     Entire Agreement. This Agreement constitutes the entire agreement between the Parties and supersedes all prior understandings.

Section 20.11     Execution. In the absence of both parties having signed the Agreement no later than September 19, 2025, no party will be bound by any terms of the Agreement based on any signing or execution of the Agreement on or before such date.

[signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Net-Zero Richardton, LLC	Biorecro North America, LLC

/s/ Christopher Ryan	/s/ Henrik Karlsson
Name: Christopher Ryan	Name: Henrik Karlsson
Title: President	Title: President

Signature Page to Carbon Dioxide Removal Sales Agreement

Exhibit A

Contract Quantity and Unit Price

CALENDAR YEAR/QUARTER		UNIT PRICE (per	CONTRACT QUANTITY
CALENDAR YEAR	QUARTER	Project CDR in United States dollars)	(Project CDRs in ton)
2025	Q3	[***]	[***]
2025	Q4	[***]	[***]
2026	Q1	[***]	[***]
2026	Q2	[***]	[***]
2026	Q3	[***]	[***]
2026	Q4	[***]	[***]
2027	Q1	[***]	[***]
2027	Q2	[***]	[***]
2027	Q3	[***]	[***]
2027	Q4	[***]	[***]
2028	Q1	[***]	[***]
2028	Q2	[***]	[***]
2028	Q3	[***]	[***]
2028	Q4	[***]	[***]
2029	Q1	[***]	[***]
2029	Q2	[***]	[***]
2029	Q3	[***]	[***]
2029	Q4	[***]	[***]
2030	Q1	[***]	[***]
2030	Q2	[***]	[***]
2030	Q3	[***]	[***]
2030	Q4	[***]	[***]
TOTAL EXPECTED SALES DURING INITIAL TERM:			$26,175,000

Exhibit A

Extension Term (if any):

CALENDAR YEAR/QUARTER		UNIT PRICE (per Project CDR in	CONTRACT QUANTITY
CALENDAR YEAR	QUARTER	United States dollars)	(Project CDRs in ton)
2031	Q1	[***]	[***]
2031	Q2	[***]	[***]
2031	Q3	[***]	[***]
2031	Q4	[***]	[***]
2032	Q1	[***]	[***]
2032	Q2	[***]	[***]
2032	Q3	[***]	[***]
2032	Q4	[***]	[***]
2033	Q1	[***]	[***]
2033	Q2	[***]	[***]
2033	Q3	[***]	[***]
2033	Q4	[***]	[***]
2034	Q1	[***]	[***]
2034	Q2	[***]	[***]
2034	Q3	[***]	[***]
2034	Q4	[***]	[***]
2035	Q1	[***]	[***]
2035	Q2	[***]	[***]
2035	Q3	[***]	[***]
2035	Q4	[***]	[***]
2036	Q1	[***]	[***]
2036	Q2	[***]	[***]
2036	Q3	[***]	[***]
2036	Q4	[***]	[***]
2037	Q1	[***]	[***]
2037	Q2	[***]	[***]
2037	Q3	[***]	[***]
2037	Q4	[***]	[***]
2038	Q1	[***]	[***]
2038	Q2	[***]	[***]
2038	Q3	[***]	[***]
2038	Q4	[***]	[***]
2039	Q1	[***]	[***]
2039	Q2	[***]	[***]
2039	Q3	[***]	[***]
2039	Q4	[***]	[***]
2040	Q1	[***]	[***]
2040	Q2	[***]	[***]
2040	Q3	[***]	[***]
2040	Q4	[***]	[***]

Exhibit A